Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C.ss.1350)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Alan Irwin, Chief Executive Officer and President of Crown International, Inc./FL, a Florida corporation (the "Company"), does hereby certify, to his knowledge, that:

     The Annual Report on Form 10-KSB for the year ended March 31, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July,11 2003                   By:  /s/  Alan Irwin
                                        -------------------------------------
                                        Alan  Irwin
                                        President, Chief Executive Officer